FORM 8-K/A


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 1996

       Exact name of registrant as specified in its charter:
                    Delta and Pine Land Company

                 State of Incorporation:  Delaware
                 Commission File Number: 000-21788
        I.R.S. Employer Identification Number:  62-1040440

    Address of Principal Executive Offices (including zip code)
             One Cotton Row, Scott, Mississippi  38772

        Registrant's telephone number, including area code:
                          (601) 742-4000

Item 2. Acquisition or Disposition of Assets: Merger of D&PL1, D&PL2 and D&PL3, wholly-owned subsidiaries of Delta and Pine Land Company (the "Company"), with and into Arizona Processing, Inc. ("API"), Ellis Brothers Seed, Inc. ("EBS")and Mississippi Seed, Inc. ("MSI"), respectively, separately and collectively known as The Sure Grow Companies, effective May 21, 1996, to be accounted for as a pooling of interests.

1. Agreement Between the D&PL Companies and The Sure Grow Companies, Sure Grow Shareholders and Sure Grow Principals. On May 21, 1996, pursuant to the Agreement between the D&PL Companies and The Sure Grow Companies, Sure Grow Shareholders and Sure Grow Principals dated May 20, 1996 (the "Agreement"), D&PL1, D&PL2, and D&PL3, wholly-owned subsidiaries of Delta and Pine Land Company (the "Company"), acquired by merger Arizona Processing, Inc. ("API"), Ellis Brothers Seed, Inc. ("EBS") and Mississippi Seed, Inc. ("MSI"), respectively.

The Company exchanged 1,548,483 unregistered shares of its common stock for all of the issued and outstanding shares of API, EBS and MSI. The merger will be accounted for as a pooling of interests. API, EBS and MSI will continue to operate as separate subsidiaries of the Company. All current employees of the acquired companies are expected to continue their employment.

Item 7.  Financial Statements and Exhibits:
      (a)  Financial statements of businesses acquired:

        (1) Sure Grow Companies Combined Audited Balance Sheet as of August 31, 1994 and the Related Combined Statements of Income and Retained Earnings and of Combined Cash Flows for the Year Ended August 31, 1994 and Independent Auditor's Report.

        (2) Sure Grow Companies Combined Audited Balance Sheet as of August 31, 1995 and the Related Combined Statements of Income and Retained Earnings and of Combined Cash Flows for the Year Ended August 31, 1995 and Independent Auditor's Report.

        (3) Sure Grow Companies Combined Compiled (Unaudited) Interim Balance Sheet as of May 31, 1996 and the Related Combined Statements of Income and Cash Flows for the Nine Months Ended May 31, 1996 and Accountant's Compilation Report.

      Note: The financial statements of Sure Grow Seed, Inc. were prepared using August 31 as its fiscal year end. The financial statements of Mississippi Seed, Inc., Arizona Processing, Inc. and Ellis Brothers, Inc. were prepared using June 30 as their fiscal year ends. If the Company elects to change the Sure Grow Companies' year ends to August 31, such financial statements will be filed by amendment.


      (b)  Pro forma financial information:


           (1) Delta and Pine Land Company Pro Forma Consolidated Balance Sheets (Unaudited)-August 31, 1995 and May 31, 1996

           (2) Delta and Pine Land Company Consolidated Statements of Operations (Unaudited) for the Years Ended August 31, 1993, 1994 and 1995 and for the Nine Months Ended May 31, 1996.

           (3)   Notes to Pro Forma Consolidated Financial Statements
                 (Unaudited).

      (c)  Exhibits:

           10.27  Agreement between the D&PL Companies and The
                  Sure Grow Companies, Sure Grow Shareholders and
                  Sure Grow Principals dated May 20, 1996.







                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 DELTA AND PINE LAND COMPANY



Date:  August 5, 1996             By: /s/ W. Thomas Jagodinski
                                    ------------------------
                                    W. Thomas Jagodinski,
                                    Vice President and Treasurer